Exhibit 99.2

Emerald Investments Two, LTD

LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into this 8th day of August, 2017 by and between Emerald Investments Two, LTD, hereinafter referred to as “Landlord’’, and GrowGeneration Pueblo, Corp. hereinafter referred to as “Tenant”.

In consideration of the covenants, terms, conditions, agreements, and payments as hereinafter set forth, the parties hereto covenant and agree as follows:

1. PROPERTY - LEASED PREMISES

Landlord hereby leases unto Tenant the following described premises:

1001 Lee Hill Dr.

Unit #2

Boulder, CO 80302

The Leased Premises consists of approximately 2,000 rentable square feet, .

(Landlord and Tenant agree that the number of square feet of Floor Area leased by Tenant herein is an approximation and rent, estimated taxes and estimated utilities are not subject to change based on recalculation of the Leased Area.)

2. TERM

The term of this lease shall be for a period of Twenty Four (24) Months unless terminated as here in provided for; which term shall commence at 12:00pm on September 1, 2017, and will end at 12:00pm on August 31, 2019.

3. RENT

Tenant shall pay to Landlord, at the address of Landlord as herein set forth the following as rental for the leased premises:

a.	The Total Rent for Year 1 shall be $24,000.00 payable in monthly installments of $2,000.00 in advance on the first day of each month during term hereof. The total amount due each month including estimated taxes, estimated utilities and rent shall be $2,446.66. Year 2 Rent shall increase by then CPI-U.

b.	$2,446.66 to be retained by Landlord as security for the performance of all of the terms and conditions of this Lease Agreement to be performed by Tenant, including payment of ail rental due under the terms hereof. Deductions may be made by Landlord from the amount so rental delinquent under the terms hereof and/or any sum used in any manner to cure any default in the performance of Tenant under the terms of this Lease. In the event deductions are so made during the rental term, upon notice by Landlord, Tenant shall redeposit such amounts so expended as to maintain the security deposit in the amount as herein provided for. Nothing herein contained shall limit the liability of Tenant as to any damage to the demised premises and Tenant shall be responsible for the total amount of any damage and/or loss occasioned by actions of Tenant. The security deposit will be returned, to the Tenant, sixty days after the lease expiration.

c.	Landlord acknowledges receipt of the sum of $2,446.66

~~(I) $_______ for the period of ____________, 2017 to _______________, 2017 as rental due under terms hereof and $_________ for the period of _____________, 2017 to _____________,2017 as Utilities and Real Estate Taxes according to the terms and conditions in paragraph 4 and 5 of the Lease Agreement. And...~~

(II) $2,446.66 as the Security Deposit according to the terms and conditions as set forth in paragraph 3B

Emerald Investments Two, LTD

4. TAXES - PERSONAL PROPERTY - RESPONSIBILITY — ADJUSTMENT

Tenant shall be responsible and pay for any and all taxes and/or assessments levied and/or assessed against any furniture, fixtures, equipment and items of a similar nature installed and/or located in or about leased premises by Tenant.

5. TAXES - REAL PROPERTY - RESPONSIBILITY — ADJUSTMENT

Tenant shall pay to Landlord as additional rent, tenants proportionate share of Estimated Real Estate Taxes based on the actual Real Estate Taxes Due from the previous calendar year. The amount of taxes owed by the tenant is determined by dividing the total amount of real estate tax due (land and improvements) for the said property in the previous year by total number of square feet of improvements in the property to arrive at amount due per square foot. This product shall be multiplied by the number of square feet the tenant is occupying in the leased premises and the product shall be divided by 12 months. This amount shall be the estimated monthly Real Estate tax charge.

Landlord shall submit to Tenant a statement of the anticipated monthly Real Estate Taxes for the period between such commencement and the following January and Tenant shall pay same and all subsequent monthly payments concurrently with the payment of Minimum Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By May 1st of each year, Landlord shall endeavor to give Tenant a statement showing the total adjustments for the Property for the prior calendar year and Tenant’s allocable share thereof, prorated from the commencement of rental. In the event the total of the monthly payments which Tenant has made for the prior calendar year be less than the Tenant’s actual share of such adjustments then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly adjustments based on the prior year’s experience. Any over payment by Tenant shall be credited towards the monthly adjustments for the then current year with actual determination of such adjustments after each calendar year as above provided;

Tenant shall have the right to appear with Landlord before the Board of Equalization of any other duly appointed Board for the purpose of protesting any increases in assessment and/or taxation and shall have the right to litigate any such taxes so levied consistent with Colorado law and procedure. In the event of the failure of Tenant to reimburse Landlord for such taxes as herein provided for. Said failure shall be considered a failure to pay rent under the terms hereof and landlord shall have the rights and remedies as herein provided for in such case.

Base Year = $2.54 per sq. ft. = $423.33 per month estimated and based on 2016 actual. Year one (1) shall be adjusted per year 2017 actual.

6. WATER UTILITIES and TRASH

The water and sewer system on this property is a delicate system. Tenant shall pay for the use of the water/sewer systems used or consumed on the premises on monthly basis as billed by Landlord and determined by estimate, proration and/or service meters to be provided or caused to be provided by Landlord for this purpose. The Tenant(s) understands that some units may share certain meter facilities for utilities, in such event, the charges will be allocated to each by Landlord based upon the relative square footage of each unit. In the event that the Tenant installs an alarm system, or the Landlord is unable to read Tenants water meter, the Landlord will install a Remote water meter at a non-refundable cost of $125.00 that will be charged to the Tenant. Tampering with the meter(s) on the premises is subject to a $100.00 fine and/or eviction.

Minimum charges for additional utilities are as follow:

Tenant shall pay to Landlord as additional rent, tenants proportionate share of Estimated Gas, Electrical, and Trash based on the actual Gas, Electric, and Trash from the previous calendar year. The amount owed by the tenant is determined by dividing the total amount of Gas, Electric, and Trash for the said property in the previous year by the square feet in the property that uses said utility to arrive at amount due per square foot. This product shall be multiplied by the number of square feet the tenant is occupying in the leased premises and the product shall be divided by 12 months. This amount shall be the estimated monthly Utility charge.

Emerald Investments Two, LTD

Landlord shall submit to Tenant a statement of the anticipated monthly Gas, Electric, and Trash for the period between such commencement and the following January and Tenant shall pay same and all subsequent monthly payments concurrently with the payment of Minimum Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By May 1st of each year, Landlord shall endeavor to give Tenant a statement showing the total adjustments for the Property for the prior calendar year and Tenant’s allocable share thereof, prorated from the commencement of rental. In the event the total of the monthly payments which Tenant has made for the prior calendar year be less than the Tenants actual share of such adjustments then Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly adjustments based on the prior year’s experience. Any over payment by Tenant shall be credited towards the monthly adjustments for the then current year with actual determination of such adjustments after each calendar year as above provided.

~~Gas Charges - Base Year = $0.32 per sq. ft. = $00.00 per month estimated and based on 2016 actual. Year one (1) Shall be adjusted per year 2017 actual~~

~~Electric Charges - Base Year = $0.50 per sq. ft. = $00.00 per month estimated and based on 2016 actual. Year one (1) shall be adjusted per year 2017 actual~~

Trash Charges - Base Year = $0.14 per sq. ft. = $23.33 per month estimated and based on 2016 actual. Year one (1) shall be adjusted per year 2017 actual

Tenant shall place utility billing for Gas & Electric in their own name with utility provider and pay for actual usage directly to utility provider.

The total Utility and Trash Charges are $0.14 per square foot = $23.33 per month estimated and based on 2016 actual. Year one (1) shall be adjusted per year 2017 actual.

Subject to the terms and conditions herein. Notwithstanding, Landlord may elect to Charge tenant for utility usage based on actual usage, may require tenant to separate and submeter the premises and charge tenant for tenant’s actual use, or based on a reasonable proportion to be determined by landlord of all charges jointly metered with other premises.

7. HOLDING OVER

If, after expiration of the term of the Lease, Tenant shall remain in possession of the leased premises and continue to pay rent without a written agreement as to such possession, then Tenant shall be deemed as a month-to-month Tenant and the rental rate during such holdover tenancy shall be equivalent to fifty (50) percent more of the monthly rental paid for the last month of tenancy under this Lease. PROVIDED, that the month-to-month Tenant shall give the Landlord a written notice of thirty (30) days of his/her intention to surrender the premises. Said notice must be thirty (30) days from the commencement of the holdover period date of the Lease Agreement and if the first month on the Lease Agreement was not the 1st day of the month and rent for said month was prorated then the commencement date is 1st of the following month.

8. MODIFICATION OR EXTENSIONS

No holding over by Tenant shall operate to renew or extend this Lease without the Written consent of Landlord given in conformity with requirements of any provision of the laws of the State of Colorado, which may relate to such renewal or extension. No modification of the Lease shall be binding unless endorsed heron or attached hereto and signed by the respective parties.

9. ALTERATIONS - CHANGES AND ADDITIONS - RESPONSIBILITY

Tenant may not, during the term of this Lease, at Tenant’s expense, erect inside partitions, add to existing electric power service, add telephone outlets, add light fixtures, install additional heating and/or air conditioning or make such other changes or alterations as Tenant may desire unless approved by Landlord in writing. At the end of this Lease, all such fixtures, equipment, additions and/or alterations (except trade fixtures installed by Tenant) shall be and remain the property of Landlord; provided however, Landlord shall have the option to required Tenant to remove any or all such fixtures, equipment, additions and/or installation, normal wear and tear excepted, all at Tenant’s cost and expense.

Emerald Investments Two, LTD

If Tenant, after obtaining approval by Landlord according to the terms hereof, alters or improves the Premises, Tenant agrees that:

1.	Tenant shall obtain and pay for all necessary permits, licenses and any other governmental approvals, and comply with all associated processes including but not limited using properly licensed contractors and obtaining final inspections;

2.	the work shall comply with all laws, orders, ordinances, and regulations of federal, state, county, municipal and any other legal authorities;

3.	the work shall comply with the Americans with Disabilities Act (“ADA”) and, upon request by the Landlord, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the work was performed in compliance with the ADA;

4.	to the extent the work requires changes or upgrades according to the applicable building code, Tenant shall be responsible for all related costs of bringing any improvements up to code, in the Premises or in the Building, including but not limited to structural changes and changes to the electrical, mechanical, or plumbing systems of the Building;

5.	Tenant shall comply with any direction made pursuant to law of any public officer or officers that shall, with respect to the alteration or improvements, impose any direction, corrective order, violation notice, order, or duty upon Tenant;

6.	If Tenant receives written notice of any violation of law, ordinance, rule, order, or regulation applicable to the Premises, Tenant shall give prompt notice thereof to Landlord.

10. APPROVAL OF CHANGES

Landlord must approve in writing any sign to be placed in or on the leased premises, regardless of size or value, and any improvements, additions, alterations and/or changes to the leased premises in excess of Two Hundred and NO/100ths Dollars ($200.00). As a condition to the granting of such approval, Landlord shall have the right to require Tenant to furnish a bond or other security acceptable to Landlord sufficient to insure completion of and payment for any such work to be so performed.

11. CARE OF THE PREMISES – RESPONSIBILITY

During the term of this Lease, Tenant agrees to keep and maintain the interior of the premises, including but not limited to, the plumbing, heating, air conditioning, and electrical systems, doors (including garage doors), door hardware, and windows in good condition and repair at Tenant’s cost and expense. Tenant further agrees, at the end of the term, to return the premises to Landlord in substantially as good condition as when received, except for usual and ordinary wear and tear, losses by fire or causes other than Tenant’s negligence. Landlord agrees to keep and maintain the roof in good repair throughout the term of the Lease, provided, however, that before Tenant cuts any holes for equipment, or, before any work and the Tenant installs equipment, prior written approval is to be obtained by the Tenant. If the Tenant fails to get written approval as above stated, then any roof repairs may be the cost and obligation of the Tenant upon determination of the Landlord and a responsible contractor.

12. CARE OF THE GROUNDS

Tenant will maintain the grounds, keeping them free from accumulation of trash or debris and will be responsible for snow removal, ice and further, shall conform to all present and future laws and ordinances of any governmental authority having jurisdiction over the leased premises. No outside storage shall be allowed unless first approved by landlord in writing and then only in such areas as are designated as storage areas by Landlord. Tenant shall not commit or suffer any waste on the leased premises. Tenant shall not permit any nuisance to be maintained on the leased premises nor permit any disorderly conduct, noise or other activity having a tendency to annoy or to disturb occupants of any part of the property of which the leased premises are a part and/or adjoining property.

Emerald Investments Two, LTD

13. LIABILITY FOR OVERLOAD

Tenant shall be liable for the cost of any damage to the premises or the building or the sidewalks and pavements adjoining the same which will result from the movement of heavy articles. Tenant shall not unduly load or overload the floors or any part of said premises.

14. GLASS - DOOR - DOOR LOCKS

All glass in the building, doors, door locks and door hinges thereof on the leased premises shall be the responsibility of the Tenant. Any replacement or repair shall be promptly completed as the expense of the Tenant.

15. USE OF PREMISES — INSURANCE

Tenant shall use the premises solely for Hydroponic & Organic Equipment Storage & Sales. Said use shall be legal use conforming to all local, state and federal laws and regulations. Provided, however, Tenant shall make no use of the premises which will void or make voidable any insurance upon the leased premises or which shall increase the premium of such insurance, unless Tenant agrees to pay the difference in premium. Tenant agrees that tenant will not use the premises for the cultivation of Medical Marijuana under any circumstances unless agreed upon in writing by Landlord and Tenant.

16. INSURANCE - RESPONSIBILITY OF LANDLORD AND TENANT

Tenant shall procure, pay for and maintain, comprehensive public liability insurance, indemnifying both Landlord and Tenant from any loss or damage occasioned by an accident or casualty, about or adjacent to the leased premises, which policy shall be written on an “occurrence” basis, with limits of no less than One Hundred Thousand Dollars ($100,000.00) / Three Hundred Thousand Dollars ($300,000.00) for bodily injury and Fifty Thousand Dollars ($50,000.00) property damage insurance. Tenant shall also in addition procure, pay for, and maintain Renter’s Insurance Policy indemnifying Landlord from any loss or damage occasioned to the Tenant’s personal properties including damages arising from plumbing, heating, electrical and roof malfunctions and/or leaks. Certificate of such insurance shall be furnished to Landlord and shall provide that said coverage should not be changed, modified, reduced or canceled without thirty (30) days prior written notice thereof being given to Landlord. The Landlord shall be responsible for, and shall have in effect at all times, fire, extended coverage, and vandalism and malicious mischief insurance in an amount not less than 80% of the replacement value of the building on the demised premises. Certificates of insurance will be furnished Tenant upon request thereof.

17. MUTUAL WAIVER OF SUBROGATION

Landlord and Tenant hereby grant to each other, on behalf of any insurer providing fire and extended coverage and broad perils to either of them covering the demised premises, improvements thereon, or contents thereof, a waiver of any right to subrogation any such insurer of one party may acquire against the other by virtue of payment of any loss under such insurance such waiver to be effective so long as each is empowered to grant such waiver under the terms of its insurance policy or policies involved without payment of additional premiums. Such waiver shall stand mutually terminated as of the date either Landlord or Tenant ceases to be so empowered. Neither party shall have any interest in the proceeds of insurance received by the other party in accordance with this Lease Agreement.

18. FIRE REGULATIONS - TENANT RESPONSIBILITY

It shall be Tenant’s sole exclusive responsibility to meet all fire regulations of any governmental unit having jurisdiction over the demised premises as such regulations affect Tenant’s operations, at Tenant’s sole expense.

19. DAMAGE BY FIRE

If the leased premises shall be partially damaged by fire of other casualty, and said leased premises are not rendered untenantable thereby, an appropriate reduction of the rent shall be allowed for the unoccupied portion of the premises, until repair thereof shall be substantially completed. If the leased premises are rendered untenantable thereby, Tenant may, at its election, terminate this Lease as of the day of the damage. If Tenant elects not to terminate the Lease, the rent shall abate in proportion to the loss of use of the leased premises by Tenant during such untenantability.

Emerald Investments Two, LTD

20. INSPECTION BY LANDLORD

Landlord, or its authorized representative, shall have the right to enter the leased premises during the Lease term at all reasonable times during usual business hours for purpose of inspection, and/or the performance of any work therein. Tenant Agrees that Tenant shall not change the locks without Landlords consent. Tenant shall NOT install alarm system or replace locks on doors without prior written approval of Landlord and must provide Landlord with new keys to new locks. In addition if Tenant installs an alarm system, Tenant shall provide the access code to enter the premises without the alarm going off. Failure to do any of the above will result in a NON-REFUNDABLE fine of $100.00.

21. DEFAULT - REMEDIES OF LANDLORD

If Tenant shall default in the payment of rent or in the keeping of any of the terms, covenants or conditions of this Lease to be kept and/or performed by Tenant, Landlord may terminate this Lease by written notice to Tenant and may immediately, or any time thereafter, reenter the leased premises, remove all persons and property therefrom, without being liable to indictment, prosecution for damage therefor, or for forcible entry and detainer, and repossess any enjoy the leased premises, together with all additions thereto or alterations and improvements thereof. Landlord may, at its option, at any time and from time to time thereafter, relet the leased premises or any part thereof for the account of Tenant or otherwise, and receive and collect the rents therefor and apply the same first to the payment of such expenses as Landlord may have incurred in recovering possession and for putting the same in good order and condition for re-rental, and expense and commissions and charges paid by Landlord in reletting the leased premises. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. In lieu of reletting such leased premises, Landlord may occupy the same or cause the same to be occupied by others. Whether or not the leased premises or any part thereof be relet, Tenant shall pay the Landlord the rent and all other charges required to be paid by Tenant up to the time of expiration of this Lease or of such recovered possession as the case may be, and thereafter, Tenant, if required by Landlord, shall pay to Landlord until the end of the term of this Lease, the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Tenant, less the net amount received by Landlord for such reletting, if any, provided, however, that if the leased premises shall be reoccupied by Landlord, then, from and after the date of repossession, Tenant shall be discharged of any obligation to Landlord under the provisions hereof for the payment of rent or any other charges required to be paid by Tenant pursuant to the terms of the Lease, provided, however, in the event of any default by Tenant, and regardless of whether the premises shall be relet or possessed by Landlord, any fixtures, additions, furniture, and the like then on the premises may be retained by Landlord.

22. DEFAULT - REMEDIES OF LANDLORD

In the event Tenant is in default under the terms hereof and, by the sole determination of Landlord, has abandoned the leased premises, Landlord shall have the right to remove all Tenant’s property from the leased premises and dispose of said property in such manner as determined best by Landlord, all at the cost and expense of Tenant and without liability of Landlord for the actions so taken.

23. FINANCIAL FAILURE OF TENANT - REMEDIES OF LANDLORD

In the event an assignment of Tenant’s business property shall be made for the benefit of creditor’s, or, if the Tenant’s leasehold interest under the terms of this Agreement shall be levied upon execution or seized by virtue of any writ of any court of law, or, if application be made for the appointment of a receiver for the business or property or Tenant, or if a petition in bankruptcy shall be filed by or against Tenant, then and in any such case, at Landlord’s option, with or without notice, Landlord may terminate this Lease and immediately retake possession of the leased premises without the same working any forfeiture of the obligations of Tenant hereunder.

Emerald Investments Two, LTD

24. LEGAL PROCEEDINGS — RESPONSIBILITY

In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof, shall be made a party to any litigation by reason of Tenant’s interest in the leased premises, or, in the event Landlord shall be required to commence any legal proceedings relating to the leased premises and/or Tenant’s occupancy thereof and/or Tenant’s relation there to, the prevailing party shall be entitled to all costs and expenses incurred including all reasonable attorneys fees.

25. HOLD HARMLESS OF TENANT

Tenant will indemnify and hold Landlord harmless from and against any and all claims, judgments, and/or demands arising from the conduct of Tenant on the premises and/or on account of any operation or action by Tenant and/or from and against all claims arising from any breach or default on the part of Tenant or any act or negligence of Tenant, its agents, contractors, servants, employees, licenses, or invites; or any accident, injury or death of any person or damage to any property in or about the premises.

26. ASSIGNMENT OR SUBLETTING

Tenant shall not either voluntarily or by operation of law assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant’s leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or Tenant’s employees, or sublet the Premises, or any portion thereof, without obtaining, in each such instance, Landlord’s prior written consent. Any such assignment or other transfer or subletting shall be subject in each instance to the recapture option of Landlord’s consent shall not be unreasonably withheld. Landlord’s subjective determination of the financial soundness of the proposed assignee shall be conclusive. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not operate to exhaust Landlord’s rights under this Article. Tenant agrees to reimburse Landlord for Landlord’s reasonable cost and attorneys’ fees incurred in conjunction with the processing and documentation of any assignment or subletting under this Lease or Tenant’s interest in and to the Premises.

If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant’s or assignee’s business to be carried on the premises; (iii) the terms and provisions of the Provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee. Any request for Landlord’s approval or a sublease or assignment shall be accompanied with a check in such reasonable amount as Landlord shall advise for the cost of initial review and/or preparation of any documents relating to such proposed transfer but in no event less than $200.00.

No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be consent to any assignment or subletting.

27. WARRANTY OF TITLE

Landlord covenants it has good right to lease the leased premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy, and enjoy the premises during the term of the Lease.

28. ACCESS

Landlord shall provide Tenant non-excluding access through and across land owned by Landlord to the leased premises. Landlord shall have the right to designate, during the term of this Lease, non-exclusive, sidewalk, and other common facilities of which leased premises are a part.

Emerald Investments Two, LTD

29. DEVELOPMENT OF PROPERTY - RIGHTS OF LANDLORD

Landlord does reserve, during the term of this Lease, the right to go upon and deal with the leased premises or part thereof for the purpose of implementing a common development plan for the project of which the leased promises are a part, and to install non-exclusive roadways and other street improvements for use by vehicles, pedestrians, and for parking; to undertake such drainage programs to handle underground and surface drainage water to make any other changes and/or improvements as Landlord shall deem advisable in the exercise of its sole discretion; provided, however, any such action by Landlord shall not unreasonably interfere with the rights of Tenant hereunder.

30. LATE CHARGE

If all charges due (rent, utilities, Real Estate Tax, misc.) are not delivered or mailed to the office of Emerald Management, 4949 N. Broadway, # 105, Boulder, Colorado 80302-0527 within five (5) days of due date, there will be a monthly late charge equivalent to, the greater of Five per-cent (5%) of the outstanding balance or $50.00.

31. PETS

No pets are allowed on the premises.

32. SUBORDINATION

The Tenant agrees that at any time and from time to time during the term of this Lease, and within five (5) days after demand therefor by Landlord, to execute and deliver to Landlord or any mortgagee (existing or proposed), trustee, beneficiary or purchaser of the leased premise, a certificate in recordable form certifying that this Lease is in full force and effect, that the Lease is unmodified, describing such modification, that there are no defenses or offsets thereto or describing any such defenses or offsets as are claimed, the dates to which all rentals have been paid and any other matters reasonably requested by Landlord..

Landlord reserves the right to place liens and encumbrances on the leased premise superior in lien and effect to this Lease. This Lease and all rights of Tenant hereunder shall be subject and subordinate to any liens and encumbrances now or hereafter imposed by Landlord upon the leased premises or any part thereof and Tenant agrees to execute, acknowledge and deliver to Landlord, upon demand, any and all instruments required by Landlord, Landlord’s lender(s) to subordinate this Lease and all rights herein to any such lien or encumbrance. In the event of a foreclosure of any mortgage on the leased premises or a deed in lieu thereof, Tenant shall attorn to and become the Tenant of the purchaser at the foreclosure sale or the grantee of such deed in lieu thereof, and shall recognize such party as the landlord under this Lease.

33. OPTION TO EXTEND

Upon full and complete performance of all the terms, covenants, and conditions herein contained by Tenant and payment of all rental due under the terms hereof, Tenant shall be given the option to renew this Lease for an additional term of N/A. In the event the Tenant desires to exercise said option Tenant shall give written notice of such fact to Landlord not less that sixty (60) days prior to the expiration of the then current term of the Lease. In the event of such exercise this Lease Agreement shall be deemed to be extended for the additional period; provided, however, Landlord shall have the right to increase the basic monthly rental by an amount to be negotiated at the time.

~~34. GUARANTEE AND FINANCIAL STATEMENTS~~

~~This Lease and Tenant’s performance hereunder, shall be personally guaranteed by _________________ by the execution of the Guarantee Agreement set forth on the last page hereof. A current financial statement of Tenant and of any parties so guaranteeing this Lease shall be provided to Landlord upon execution hereof and annualyy thereafter, if so requested by Landlord.~~

Emerald Investments Two, LTD

35. MEMORANDUM OF LEASE-RECORDING

This Lease shall not be recorded at the office of the County Clerk and Recorder of the County in which the leased 8 premises are located. In order to effect public recordation, the parties hereto, at the time this Lease is executed, agree to execute a Memorandum of Lease incorporation therein by Reference the terms of the Lease, but deleting therefrom any expressed statement of mention of the amount of rent herein reserved, which instrument may be recorded by either party in the office of the County Clerk and Recorder of the County in which the leased premises are located.

36. NO WAIVER OF BREACH

No ascent, expressed or implied, to any breach of any one or more of the covenants or agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach.

37. COLLECTION FEES

In the event Tenant defaults, Tenant agrees to pay, whether or not legal proceedings are instituted, a reasonable COLLECTION FEE, which shall be 30% to 40% of the principal balance for any debt incurred hereunder and to pay reasonable ATTORNEY’S FEES and COURT COSTS as the result of his/her default.

38. ADDITIONAL PROVISIONS

39. PARKING

Tenant shall only park 4 vehicles directly outside or across from the premises in designated parking areas. NO vehicle shall remain on the property more than SEVEN (7) days or Landlord shall have the right to tow the vehicles at the expense of the owner(s) or the tenant. All Vehicles, including trailers must have Current Registration displayed on the vehicles at all times and must have current insurance. Parking spaces may not be used as storage space.

40. NOTICE PROCEDURES

All notices, demands, and requests which may or are required to be given by either party to the other shall be in writing and such that are to be given to Tenant shall be deemed to have been properly given if served on the employee of Tenant or sent to Tenant by United States registered mail, return receipt requested, proper sealed, stamped and addressed to Tenant at its office 1001 Lee Hill Dr. Unit #2, Colorado 80304, or at such other place as Tenant may from time to time designate in written notice to Landlord; and, such are to be given Landlord shall be deemed to have been properly given if personally served on Landlord or if sent to Landlord, United Stated registered mail, return receipt requested, properly sealed, stamped and addressed to Landlord at 4949 N. BROADWAY #105 BOULDER, CO 80304 , or at such other place as Landlord may from time to time designate in written notice to Tenant. Any notice given by mailing shall be effective as of the date of mailing as shown by the receipt given thereof.

41. COLORADO LAW CONTROLS

This Lease, and all terms hereunder shall be construed consistent with the laws of the State of Colorado. Any dispute resulting in litigation hereunder shall be resolved in court proceedings instituted in Colorado, and in no other jurisdiction.

42. BINDING UPON SUCCESSORS

The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors. This Lease shall be signed by the parties in duplicate, each of which shall be a complete and effective original Lease.

43. MISCELLANEOUS

All marginal notations and paragraph headings are for purposes of reference and shall not affect the true meaningand intent of the terms hereof, Throughout this Lease, wherever the words, “Landlord” and “Tenant” are used they shall include and imply to the singular, plural, persons both male and female, companies, partnerships and corporations, and in reading said Lease, the necessary grammatical-I changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said Lease.

Emerald Investments Two, LTD

IN WITNESS WHEREOF, the Parties have executed this Lease as of the date hereof.

LANDLORD:		TENANT:

BY:	/s/ R. Nader Ghadimi	BY:	/s/ Darren Lampert
	Emerald Investments Two, LTD		GrowGeneration Pueblo, Corp.
	R. NADER GHADIMI - Manager		Darren Lampert - CEO

DATE:	8/14/17	DATE:	8/9/2017

~~GUARANTEE~~

~~For and in consideration of the execution of the Lease Agreement by the Parties hereto and other good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, the undersigned, by their execution hereof, personally guarantee, jointly and severally, any and all obligations and payments to Landlord as herein set forth and contained.~~

~~IN WITNESS WHEREOF, the undersigned have executed this document as of the date hereof.~~

~~GUARANTOR ___________________~~

Emerald Investments Two, LTD

Rules and Regulations

Tenant shall, at all times during the term of this lease:

1.	Use, maintain and occupy the Premises in a careful, safe, proper and lawful manner; keep the Premises and its appurtenances in a clean and safe condition;
2.	Keep all glass in the doors and windows of the premises in clean and good repair;
3.	Maintain the fronts of each unit keeping the sidewalks and parking areas free from snow, ice and additional debris.
4.	Not place, maintain or sell any merchandise in any vestibule or entry to the Premises, on the sidewalks adjacent to the Premises, or elsewhere on the outside of the Premises without the prior written consent of Landlord;
5.	Keep premises in a clean, orderly and sanitary condition, free of insects, rodents, vermin and other pests;
6.	Not permit undue accumulations of garbage, trash, rubbish, and other refuse in the Premises, and keep refuse in closed containers within the interior of the Premises until removed;
7.	Not use, permit or suffer the use of any apparatus or instruments for musical or other sound reproduction or transmission in such a manner that the sound emanating there from or caused thereby shall be audible beyond the interior of the Premises;
8.	Keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises;
9.	Not cause or permit objectionable odors to emanate from the Premises;
10.	Not overload the floors or electric wiring and not install any additional electrical wiring or plumbing without Landlord’s prior written consent;
11.	Not conduct, permit or suffer any public or private auction sale to be conducted on or from the Premises.
12.	Not solicit business in the Parking areas or other common areas any facilities in the Industrial Park or distribute handbills or other advertising materials.
13.	Not use the plumbing facilities in the Premises for any purpose other than for which they are constructed or dispose of any foreign substance therein, whether through the utilization of “garbage disposal” units or otherwise. If Tenant uses the Premises for the sale, preparation or service of food for on-premises or off-premises consumption, Tenant shall install such grease traps as shall be necessary or desirable to prevent the accumulation of grease or other wastes in the plumbing facilities servicing the Premises;
14.	Not use any of the Premises for overnight sleeping under any circumstances.
15.	Use only the parking areas designated to each tenant, and ensure that any vehicle brought onto the property has a current registration, and is insured.
16.	Not use the exterior of their unit, or any parking space for any type of storage without prior written consent of the Landlord.
17.	Not use parking for any Motor Homes, Boats, or Trailers that are in excess of the spaces provided to you.
18.	Medical Marijuana growing or dispensary is not allowed under any circumstance.

The Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

I have read and understand and will comply with all rules and regulations as stated above.

/s/ Darren Lampert	8/9/2017
Tenant Signature	Date
GrowGeneration Pueblo, Corp.
Darren Lampert - CEO

Emerald Investments Two, LTD

Notice of Non-Liability of Landlord for Repairs and Improvements

To Whom It May Concern:

You are hereby notified that, pursuant to Section 38-22-105, C.R.S., the undersigned, __________________________(“The Owner”) is the owner in fee of the property situate in the County of__________________, State of         Colorado, described as follows:

(The Property)

You are further notified that_____________________________________, (the “Lessee”) is in possession of a portion of said property specifically described as_________________________________________________________________, as Lessee under a Lease, but the Lessee has no other right or claim to the property.

Therefore, you are further notified that the Owner will not be responsible for payment for any labor performed or skill, materials, or machinery furnished, or other fixtures thereof, used in the erection, construction, alteration, removal, addition, repair, or other improvement to the Property, or any part thereof, and the Owner’s interest in the Property shall not be subject to any Lien for work that has been performed at the request of the Lessee or his agents; and the Property shall not be subject to any lien for such labor performed or skill, materials, or machinery furnished, or other fixtures therefore.

Dated _______________________________, 2017 at__________________________.

Landlord:

By:

4949 North Broadway, Suite #105
Boulder, Colorado 80304

Date of Posting: _________________________________              By:____________________________